EXHIBIT 10.1

- 1 -

- 2 -

- 3 -

- 4 -

- 5 -

- 6 -

- 7 -

- 8 -

- 9 -

- 10 -

- 11 -

- 12 -

- 13 -

- 14 -

- 15 -

- 16 -

- 17 -

- 18 -

- 19 -